UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2009

Entorian Technologies Inc.
(Exact name of registrant as specified in its charter)

000-50553
(Commission File Number)
Delaware		56-2354935
(State or other jursidiction of incorporation)		(IRS Employer Identification No.)
8900 Shoal Creek Blvd, Suite 125 Austin, Texas 78757
(Address of principal executive offices, including zip code)

(512) 454-9531
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On March 10, 2009, the Company issued a press release announcing its fourth quarter and full year 2008 results. The full text of the press release is attached as Exhibit No. 99.1 to this Current Report on Form 8-K.  The press release contains forward-looking statements regarding the Company and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

 The information contained in Items 2.02 and 9.01 in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

 Use of Non-GAAP Financial Information

 The Company provides a non-GAAP measure of operating income, net income and earnings per diluted share on a basis excluding non-cash charges for stock-based compensation, amortization and impairment of acquisition intangibles and the associated income tax effect in its earnings release. The presentation is intended to be a supplemental measure of performance.  The Company has chosen to provide this information to investors because it believes that excluding these charges represents a better basis for the comparison of its current results to the results of its peer companies.   In addition, the Company believes that it provides a means to highlight the results of core, ongoing operations to investors.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

The non-GAAP financial measures included in the press release have been reconciled to the corresponding GAAP financial measures as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1.     Press Release issued March 10, 2009 announcing, among other things, fourth quarter and full year 2008 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTORIAN TECHNOLOGIES INC.

Date:	March 10, 2009	By:	/s/ Stephanie Lucie
Stephanie Lucie
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.

99.1.	Press Release issued March 10, 2009 announcing, among other things, fourth quarter and full year 2008 financial results